BANKBOSTON, N.A.

                               SECURITY AGREEMENT

     This Security Agreement ("Agreement") is made as of December 10, 1997 by and between the Debtor and the Secured Party, identified with their respective "Notice Addresses" as follows:

     A.   The "Debtor" is:              DESIGNS, INC.

          with a Notice Address of:     66 B Street
                                        Needham, MA  02194
                                        Attn: Scott N. Semel, Executive
                                        Vice President
                                        Fax Telephone:  (617) 444-8999
     and

     B.   The "Secured Party" is:       BANKBOSTON, N.A.

          with a Notice Address of:     100 Federal Street
                                        Boston, MA  02110
                                        Attn:  Gisela A. LoPiano, Director

In order to induce the Secured Party to lend certain sums, to extend credit or to grant other financial accommodations, all to or for the benefit of the Debtor, and in consideration thereof and in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Secured Party and the Debtor hereby agree as follows:

SECTION 1:     GRANT OF SECURITY INTEREST IN COLLATERAL.
               ----------------------------------------

     The DEBTOR HEREBY GRANTS TO THE SECURED PARTY a continuing security interest in and to the Collateral (defined below), as security for the full, prompt and faithful payment and performance of the Obligations (defined below).

SECTION 2:     CERTAIN DEFINITIONS; USE OF TERMS; AND INCORPORATION BY
               -------------------------------------------------------
               REFERENCE.  In this Agreement:
               ---------

     2.1 "Credit Agreement" means the Credit Agreement of even date herewith between the Debtor and the Secured Party, as amended and in effect from time to time.

     2.2 "Collateral" means any and all of the Debtor's present and future right, title and interest in and to the following property, and each item thereof, all whether now or hereafter existing, or owned or acquired by Debtor, or now or hereafter arising or due or to become due, wherever such property may be located, together with all substitutions for, replacements of, additions to, accessions to, and products, Proceeds and Records of any and all of the following:

          2.2.1 "Inventory Collateral " which means: all Inventory and all Documents (whether negotiable or non-negotiable) which relate to Inventory, and "Inventory" means any and all Debtor's: goods held by the Debtor for or which have been returned to the Debtor; and "inventory" as defined in the UCC; all of the foregoing only to the extent that it bears, or is sold under, the trademark, trade names or other marks owned by Levi Strauss & Co. or any of its Affiliates;

          2.2.2 "Receivables Collateral" which means: all Accounts; all rights of Debtor to draw under letters of credit; all rights of Debtor in and to the Inventory which gave rise to any Account; all Liens, guaranties and security granted to or held by Debtor with respect to Accounts or other obligations owing to Debtor; and all contract rights, including all rights to payment under contracts not yet earned by performance, and

               2.2.2.1 "Accounts" means any and all Debtor's rights to payment for goods sold or leased, for services rendered or for credit extended (and not evidenced by an instrument or chattel paper), whether or not earned by performance, and "accounts" as defined in the UCC, all in whatever form and however arising or created; and

               2.2.2.2 "Account Debtor" means "account debtor" as defined in the UCC;

          2.2.3 "General Intangibles Collateral" which means all General Intangibles, and "General Intangibles" means "general intangibles" as defined in the UCC; and also all: rights to payment for credit extended; deposits; amounts due to the Debtor; credit memoranda in favor of the Debtor; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by the Debtor or credit extended or services performed, by the Debtor, whether intended for an individual customer or the general business of the Debtor; notwithstanding the foregoing, "General Intangibles" shall not include any interest of the Debtor in the Joint Venture (as defined in the Credit Agreement); licenses; franchises; license agreements; royalties; license and/or franchise fees; permits and similar rights granted by any governmental authority; trade names, trademarks, service marks, and all goodwill relating thereto; and all other general intangible property of the Debtor in the nature of intellectual property.

          2.2.4     All Deposit Accounts;

          2.2.5     Records regarding the Collateral; and

          2.2.6 Liens, guarantees, rights, remedies and privileges pertaining to any of the Collateral, including the right of stoppage in transit and all other rights under the UCC.

     2.3 "Liens" means any and all: mortgages, pledges, security interests, encumbrances, liens, or charges of any kind, including agreements to give any of the foregoing; conditional sales or other title retention agreements or devices, or any leases in the nature thereof; and filing of, giving or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction;

     2.4 "Loan Documents" means any and all agreements (including this Agreement), instruments, Documents, and other writings, including security agreements, loan agreements (including that certain Credit Agreement dated of even date herewith (the "Credit Agreement") by and between the Debtor and the Secured Party, notes, guarantees, mortgages, deeds of trust, collateral assignments, subordination agreements, contracts, notices, leases, financing statements and all other written matter, whether heretofore, now, or hereafter executed by or on behalf of the Debtor, and delivered or assigned to the Secured Party in connection with any of the Obligations or contemplated thereby, together with all agreements and documents referred to therein or contemplated thereby, all as modified, amended , supplemented or restated from time to time;

     2.5 "Loans" means the Loans defined as part of the definition of Obligations;

     2.6  "Master Exhibit" means the Master Exhibit annexed hereto;

     2.7 "Obligations" means, in the broadest and most comprehensive sense, any and all indebtedness, liabilities, duties, undertakings, warranties, covenants and agreements (including those of payment or performance) of the Debtor to the Secured Party, all of every kind, nature and description, arising pursuant to the terms of the Loan Documents, whether or not the same are: now existing or hereafter arising; imposed by agreement or by operation of law; due or not due, absolute or contingent, liquidated or unliquidated, voluntary or involuntary; evidenced by a writing; presently contemplated by the parties; the joint or the several liabilities of the Debtor; direct or indirect; liabilities or undertakings of the Debtor as surety, guarantor or endorser with respect to obligations of one or more other parties;
specifically described as secured or unsecured; hereafter acquired by Secured Party by assignment, other transfer or operation of law; or by reason of any cause of action which the Secured Party may have against the Debtor under the Loan Documents, and Obligations specifically include Debtor's liabilities to repay all loans, advances and other financial accommodations or credit now or hereafter made or extended to or for the benefit of the Debtor (altogether the "Loans"), pursuant to the Credit Agreement, together with the payment of all interest and other monies due pursuant to the terms of any and all notes executed and delivered in connection with Loans, and any and all substitutions, renewals, extensions, amendments and rewritings of the Loans or such notes and all present and future advances made thereunder;

     2.8  "Permitted Liens" has the meaning set forth in the Credit Agreement.

     2.9 "Permitted Locations" has the meaning set forth in Section 3.1.4 hereof.

     2.10 "Persons" means any and all individuals, corporations, partnerships, business or other trusts, governments or any agencies or subdivisions thereof, joint ventures or other entities or associations whatsoever;

     2.11 "Records" means all books, records and information in whatever medium the same may be stored, contained, recorded or maintained, including all electronically recorded information and all rights of access to such books, records and information, computer software and information (and all rights, programs, manuals, storage, backup, service contracts, licenses and source codes with respect thereto), and all property in which such books, records and information are stored, contained, recorded or maintained;

     2.12 "UCC" means the Uniform Commercial Code as in effect from time to time in The Commonwealth of Massachusetts;

     2.13 The following terms shall have the respective meanings ascribed to
them in the UCC:   "Document", "Deposit Accounts", and "Proceeds";

     2.14 All exhibits to this Agreement are incorporated herein;

     2.15 The use of the singular of terms which are defined in the plural shall mean and refer to any one of them; and pronouns used herein shall be deemed to include the singular and the plural and all genders;

     2.16 Use of the connective "or" is not intended to be exclusive; the term "may not" is intended to be prohibitive and not permissive; use of "includes" and "including" is intended to be interpreted as expansive and amplifying and not as limiting in any way; and

     2.17 Terms defined elsewhere in this Agreement shall have the respective meanings ascribed to them where so defined.

SECTION 3:     CERTAIN REPRESENTATIONS, WARRANTIES, AND COVENANTS REGARDING THE
               ----------------------------------------------------------------
               COLLATERAL.
               ----------

     The Debtor hereby makes the following warranties, representations, and covenants, each of which is in addition to, and supplemental of, those set forth in the Credit Agreement:

     3.1  Collateral, Generally.  With respect to all Collateral:

          3.1.1 Title to Collateral. Except for the security interest hereby granted, Permitted Liens, and for sales of Inventory Collateral in the ordinary course of business, the Debtor is and shall remain the owner of the Collateral free from all Liens, and Debtor will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein, and no financing statement covering any of the Collateral is on file in any public office in any jurisdiction; the Debtor, promptly upon learning thereof, will report to the Secured Party all matters materially adversely affecting the value, collectability or enforceability of any Collateral; and Debtor does not have, presently, and shall not have, hereafter, possession of any property on consignment;

          3.1.2 Actions Regarding Perfection; Further Assurances. From time to time, when requested by the Secured Party, the Debtor will take all steps and actions necessary in order to create, confirm and maintain a valid and perfected security interest in favor of the Secured Party in the Collateral and will join with the Secured Party in taking any such actions reasonably requested by the Secured Party, including executing one or more financing statements in form satisfactory to the Secured Party, and will pay the cost of filing the same in all public offices wherever filing is deemed by the Secured Party to be necessary for the purpose of creating, perfecting, or maintaining the perfection or priority of the security interests granted herein; and the Debtor, from time to time, at the request of the Secured Party, will do such additional and further acts and things, provide such assurances and execute and deliver such documents, all as are reasonably deemed desirable by the Secured Party in order to more completely vest in and assure to the Secured Party all of its rights hereunder and in or to the Collateral;

          3.1.3     Secured Party's Option to Pay Taxes, Insurance and
     Maintenance Expenses.   At the Secured Party's option, the Secured Party
     may, at any time or times, (but Secured Party shall have no obligation to):

               3.1.3.1 discharge taxes or Liens (other than Permitted Liens unless an Event of Default shall have occurred and be continuing) at any time levied, placed or assessed on the Collateral;

               3.1.3.2 pay for insurance on the Collateral if Debtor shall at any time fail to maintain such insurance, or if Secured Party shall at any time receive notice or otherwise become aware that such insurance may be canceled, become cancelable or be insufficient (in the Secured Party's reasonable judgment) in amount or coverage terms; and

               3.1.3.3 pay for the maintenance and preservation of the Collateral; and

     The Debtor shall reimburse the Secured Party, on demand, for any payment made or expense incurred by the Secured Party pursuant to the foregoing authorization, and such obligation to reimburse the Secured Party shall constitute part of the Obligations secured by this Agreement;

          3.1.4 Location of Collateral. Such of the Collateral as constitutes tangible property will be kept at all times at the Debtor's Notice Address or other addresses indicated on the Master Exhibit (collectively, "Permitted Locations"), and Debtor will not remove such Collateral from such location(s) (other than transfer between Permitted Locations) without the prior written consent of the Secured Party; Debtor will notify, promptly, the Secured Party of each change in the location of such Collateral (other than transfer between Permitted Locations); no part of the Collateral is of a type normally used in more than one state; no Collateral has been brought into this Commonwealth or any other jurisdiction shown on the Master Exhibit within the past four (4) months subject to any Lien in favor of any Person other than the Secured Party, perfected in any manner under the law of the jurisdiction from which said Collateral was removed; and all Debtor's Records regarding Collateral are kept and maintained at Debtor's Notice Address or other Permitted Locations;

          3.1.5 Powers of Attorney. The Debtor hereby irrevocably constitutes and appoints the Secured Party as the Debtor's true and lawful attorney, coupled with an interest, with full power of substitution (in each case at the sole risk, cost and expense of the Debtor but for the benefit of the Secured Party) to do the following:

               3.1.5.1 At any time or times (whether or not an Event of Default has occurred), to file and record without Debtor's signature, or to sign Debtor's name to and file and record, financing statements and any other instruments, and to take such other actions as Secured Party may deem necessary in order to perfect or maintain the perfection or priority of or disclose or protect the Secured Party's security interests in the Collateral or any portion thereof; and to endorse the name of the Debtor in favor of the Secured Party upon any and all checks, drafts, notes, money orders, acceptances and other items, Instruments and forms of payment, and to sign and endorse the name of the Debtor on, and receive as secured party, any of the Collateral; and to receive and apply any proceeds of any Collateral toward the Obligations in accordance with the Credit Agreement;

               3.1.5.2 At any time or times (after the occurrence, and during the continuance, of an Event of Default), to notify the post office authorities to change the address for delivery of Debtor's mail to an address designated by the Secured Party, and to sign change of address forms therefor and to receive and open Debtor's mail, remove therefrom and hold or apply any Collateral and thereafter turn over such mail (other than such Collateral) to Debtor or any trustee in bankruptcy, receiver, assignee for benefit of creditors or other legal representatives to whom Secured Party determines to be the appropriate recipient thereof; to sign Debtor's name to any invoices, schedules, freight or express receipts, bills of lading, and other Documents or writings of a similar or different nature, relating to the Collateral; to sign the name of Debtor on any schedules and assignments of Accounts, and on notices of assignment, financing statements and other public records relating to the Collateral, and on any notice to Debtor's Account Debtors for verification of the Receivables Collateral; and to otherwise exercise any rights or remedies available to the Secured Party hereunder or under any of the Loan Documents or otherwise under agreement or applicable law, including the UCC; and

               3.1.5.3 In addition to the actions described above, at any time or times after an Event of Default has occurred and while it is continuing, or after any demand for payment of the Obligations has been made in accordance with the Credit Agreement and has not been satisfied in full, to prosecute, defend, compromise or release any action relating to the Collateral; to sign the Debtor's name in proofs of claim in bankruptcies of Account Debtors, notices of lien, claims of mechanics liens, or assignments or releases of any Liens securing the Accounts; to take any such actions as may be necessary to obtain payment of any letter of credit of which Debtor is a beneficiary; to repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of Debtor; to notify any Persons of the rights and interests of the Secured Party, of the applicable Events of Default and of any matter relating to Collateral; to take any and all other actions (including, without limitation, the right to sue in the name of the Debtor or the Secured Party to collect upon any and all Collateral and to settle, adjust or compromise any and all claims with respect to Collateral including insurance claims) as Secured Party shall deem necessary or expedient to convert the Collateral into cash; and otherwise to exercise any rights or remedies of the Secured Party hereunder or under any of the Loan Documents, or otherwise under agreement or applicable law, including the UCC;

          3.1.6 Ratification and Indemnification Under Power of Attorney. In connection with all powers of attorney set forth in this Agreement or in the other Loan Documents, the Secured Party shall have full power to exercise such powers as fully and effectually as the Debtor might or could do; Debtor agrees that the Secured Party shall not be obligated to exercise any of the powers authorized herein, and shall be free to exercise or refrain from exercising any of such powers at any time or times in its absolute discretion, and, if the Secured Party elects to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to the Debtor except for the Secured Party's actual bad faith, gross negligence, or willful misconduct; and all powers conferred upon the Secured Party by this Agreement, being coupled with an interest, shall be irrevocable until such time as all Obligations have been paid (without being subject to or susceptible of recovery by any Person) or performed and the Secured Party's agreement, if any, to make advances has terminated;

          3.1.7 Audit Fees. Debtor shall pay to the Secured Party the Secured Party's usual audit fees (as determined by the Secured Party for accounts of the type and size of the Debtor) per audit conducted by the Secured Party, from time to time, of the Collateral, plus any reasonable out-of-pocket expenses of the Secured Party; provided that the Debtor shall not be obligated to pay for more than four (4) audits in any of its fiscal years, unless an Event of Default has occurred and is continuing (in which event the Debtor shall pay all such costs incurred by the Secured Party);

          3.1.8 Additional Security; Continuation of Security Interest. The security interest in Collateral granted pursuant to this Agreement is in addition to any and all other security or similar interest heretofore or hereafter granted by the Debtor to the Secured Party; and the security interest granted pursuant to this Agreement shall continue in full force and effect until each and every Obligation is fulfilled and satisfied, without being subject to recovery by any Person.

     3.2  Receivables Collateral.  With respect to all Receivables Collateral:

          3.2.1 Collection of Receivables. (a) Unless or until Secured Party gives Debtor other written instructions, Debtor shall make collection of all Receivables Collateral (and shall not co-mingle the same with any other funds or deposit any thereof in any bank account of Debtor except with the Secured Party and in accordance herewith); and (b) Debtor shall receive all payments of Receivables Collateral as Secured Party's trustee and shall immediately deliver to the Secured Party, as and when, and in the identical form as, received by Debtor, all payments, including all checks, drafts, cash, Instruments, and other items and forms of payment, which represent, or constitute Proceeds or collections of the Receivables Collateral, each of which shall be endorsed to the Secured Party or as Secured Party may otherwise direct from time to time;

          3.2.2 Schedules of Accounts. As and to the extent Secured Party may reasonably request, from time to time, Debtor shall provide Secured Party with schedules describing all Accounts created or acquired by Debtor, and Debtor shall execute and deliver written assignments of such Accounts to Secured Party, provided, however, that Debtor's failure to execute and deliver such schedules or assignments shall not affect or limit Secured Party's security interest or other rights in and to each Account; together with each schedule, Debtor shall furnish copies of invoices or equivalents acceptable to the Secured Party, and shall warrant the genuineness thereof; and Debtor shall also, on request of the Secured Party, furnish the Secured Party the original shipping or delivery receipts for all goods sold; and


          3.2.3     Notification To Account Debtors and Others by Secured
     Party.
     Secured Party or Secured Party's designee may, at any time or times after the occurrence of an Event of Default, notify customers or Account Debtors of Debtor, either in the name of the Secured Party or the Debtor, that Accounts have been assigned to the Secured Party or of Secured Party's security interest therein, and may instruct such customers or Account Debtors to make payment directly to the Secured Party or such other address as may be specified by the Secured Party, and Secured Party may collect directly from the obligors thereon all amounts due on account of any or all of the Receivables Collateral and may charge the collection costs and expenses to the Debtor, and the Secured Party may, at any time or times whether or not an Event of Default shall have occurred, advise any Person of the Secured Party's security interest in and to the Receivables Collateral; nothing herein contained, however, shall limit the Secured Party's rights with respect to any Deposit Accounts and processors of credit card receivables, whether or not an Event of Default has occurred;

     3.3  Inventory Collateral.  With respect to all Inventory Collateral:

          3.3.1 Pricing, Credit Terms and Accounts. So long as no Event of Default has occurred, Debtor may sell items of Inventory Collateral in the ordinary course of business; in no event shall the Debtor sell or dispose of any Inventory in bulk or to the Debtor's creditors (other than returns in the ordinary course of business); and

          3.3.2 Notice to Processors/Rights as Buyer. If any Inventory Collateral is in the possession or control of any agents, warehousemen, or processors, Debtor shall notify them of Secured Party's security interest therein and, at Secured Party's request, instruct them to hold the same for Secured Party's account and subject to Secured Party's instructions. Secured Party shall enjoy all of the rights and remedies of the buyer of the Inventory and shall be subrogated to all guaranties and security now or which may in the future be held by Debtor. Secured Party shall not be liable in any manner for exercising or refusing or failing to exercise any such rights.


SECTION 4:     REPRESENTATIONS, WARRANTIES AND COVENANTS.
               -----------------------------------------

     The Debtor also hereby makes the following representations, warranties and covenants.

General Representations, Warranties and Covenants.
-------------------------------------------------

     4.1 Locations; Supplemental Information Regarding Debtor. The Debtor's principal place of business, chief executive office and mailing address is located at the Notice Address set forth at the beginning of this Agreement, and the Debtor does not and will not conduct any business under any trade name or trade style other than Debtor's legal name or such other names or styles as may be set forth on the Master Exhibit; set forth on the Master Exhibit are the locations of all Debtor's other places of business or at which the Debtor's properties may be kept or located. All the information contained on the Master Exhibit is true, accurate and complete. The Debtor agrees to furnish the Secured Party written notice within ten (10) days of any changes therein, or any additional information necessary to insure that the Master Exhibit remains true, accurate and complete.

     4.2 No Agency Between Debtor and Secured Party. Nothing herein contained shall be construed to constitute the Debtor as the Secured Party's agent for any purpose whatsoever, and the Secured Party shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of any Collateral wherever the same may be located and regardless of the cause thereof other than as a direct and proximate result of Secured Party's actual bad faith, gross negligence, or willful misconduct.
The Secured Party does not, by anything herein or in any assignment or otherwise, assume any of the Debtor's obligations under any contract or agreement assigned to the Secured Party, and the Secured Party shall not be responsible in any way for the performance by the Debtor of any of the terms and conditions thereof.

     4.3 Recent Changes of Name or Structure. Debtor has not within the preceding four (4) months changed its name, identity or corporate or other organizational structure and has not previously had a place of business or chief executive office located outside The Commonwealth of Massachusetts except as disclosed on the Master Exhibit.

SECTION 5:     EVENTS OF DEFAULT.
               -----------------

     The occurrence of any one or more Events of Default as defined in the Credit Agreement shall constitute and mean an "Event of Default" under this Agreement.

SECTION 6:     REMEDIES.
               --------

     6.1 General Remedies. In addition to and without in any way limiting any other rights and remedies available to the Secured Party under this Agreement prior to an Event of Default, or any other rights and remedies available to the Secured Party (whether prior to or after an Event of Default) under any of the other Loan Documents or under applicable law or in equity, upon and at any time or times after the occurrence, and during the continuance, of any Event of
Default:

          6.1.1 the Secured Party may treat any or all of the Loan Documents as being in default and may exercise any rights and remedies thereunder as it shall deem appropriate;

          6.1.2 the Secured Party may collect the Receivables Collateral with or without taking possession of the Collateral;

          6.1.3 the Secured Party shall be entitled to immediate possession of the Collateral or any portion or portions thereof and may enter upon the Debtor's premises to take possession thereof; may require the Debtor to assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties; or may require Debtor to deliver all Records relating to the Collateral to the Secured Party;

          6.1.4 the Secured Party may enter upon, occupy, and use any premises owned or occupied by the Debtor (or by any agent of the Debtor at which Collateral is located), and may exclude the Debtor from such premises or portion thereof as may have been so entered upon, occupied, or used by the Secured Party; the Secured Party shall not be required to remove any of the Collateral from any such premises upon the Secured Party's taking possession thereof, and may render any Collateral unusable to the Debtor; and in no event shall the Secured Party be liable to the Debtor for use or occupancy by the Secured Party of any premises pursuant to this Agreement except for claims arising out of the Secured Party's actual bad faith, gross negligence, or willful misconduct, nor for any charge (such as wages for the Debtor's employees and utilities) incurred in connection with the Secured Party's exercise of the Secured Party's rights and remedies;

          6.1.5 the Secured Party may take such steps as it reasonably deems necessary to protect the Secured Party's interest in, and to preserve the Collateral, and the Debtor agrees to cooperate fully with all of Secured Party's efforts and to take such actions as the Secured Party shall direct, all to preserve the Collateral;

          6.1.6 the Secured Party shall have the rights and remedies of a secured party under the UCC and other applicable laws, the choice and manner of exercise of any right or remedy being in the Secured Party's sole discretion; and, pursuant thereto, the Secured Party shall have the right to foreclose the security interest granted in any Collateral by any available judicial procedure and to take possession of and sell any or all of the Collateral with or without judicial process; the Secured Party may sell or dispose of the Collateral, or any part thereof, at public or private sales, at any time or place (including the Debtor's premises), in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as the Secured Party may elect, and, except as to that part of the Collateral which is perishable or threatens to decline speedily in value, or is of the type customarily sold on a recognized market, the Secured Party shall give the Debtor reasonable notification of such sale or sales, it being agreed that, in all events, reasonable notification means written notice mailed to the Debtor at least ten (10) days prior to each such public sale or prior to the date after which any such private sales or other intended dispositions may be made; at any public sale the Secured Party may (but shall have no obligation to) bid for and become the purchaser of any Collateral; the Debtor hereby waives any and all rights it may have to judicial hearing in advance of the enforcement of any of the Secured Party's rights hereunder, including the Secured Party's right to take immediate possession of the Collateral; and the Secured Party may do any of the foregoing or otherwise deal with the Collateral in its then condition, or following such preparation as the Secured Party deems advisable, with or without taking possession thereof; and

          6.1.7 without limiting the provisions of this Section 6.1, the Secured Party, in the exercise of its rights and remedies upon default, may conduct one or more going out of business sales, in the Secured Party's own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by the Debtor. The Secured Party and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Secured Party or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Secured Party or such agent or contractor and neither the Debtor nor any Person claiming under or in right of the Debtor shall have any interest therein.

          6.1.8 the Secured Party shall have the right to apply to the Obligations any deposits or other sums at any time credited by or due from the Secured Party to the Debtor.

     6.2 License. With respect to the Secured Party's exercise of rights and remedies hereunder including in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory, the Debtor hereby grants to the Secured Party a nonexclusive irrevocable license to use, apply, and affix any trademark, trade name, logo, or the like in which the Debtor now or hereafter has rights (other than any trademark of Levi Strauss & Co. or its affiliates covered by certain Trademark License Agreements dated November 1, 1991 and November 15, 1996, as to which approval of Levi Strauss & Co. must first be obtained).

     6.3 No Duty of Preservation; Joint Property. The Secured Party may at all times proceed directly against the Debtor, or against any other Person responsible for any Obligations, to enforce the payment of the Obligations, and Secured Party shall not be required to take any action of any kind to preserve, collect upon or protect the rights of the Secured Party or of any other Person in any Collateral, except as specifically required by the UCC. Without limiting the generality of the foregoing, the Secured Party shall not be required to take any action to preserve rights against prior parties, and the Secured Party may co-mingle any items of Collateral with other property and shall not be required to keep any Collateral identifiable. In the event any Collateral, including any Deposit Account, is held in joint or common names, the Secured Party may deal with such Collateral or any Deposit Account, for all purposes hereunder and under any or all of the Loan Documents, as if belonging to any one, and no more than one, of such joint or common owners.

     6.4 Remedies Not Exclusive. The enumeration of rights and remedies in the Loan Documents is not intended to be exclusive, and they shall be in addition to and not by way of limitation of such others as the Secured Party may have under the UCC, other applicable law, and any and all other Documents, Instruments, agreements or other writings between or among Debtor, Secured Party or other Persons. The Secured Party shall, in its sole discretion, determine its choice of rights and remedies and the order in which they shall be exercised, and which Collateral, if any, is to be proceeded against and in which order. The exercise of any right or remedy against the Debtor, any other Person or any or all Collateral shall not preclude the exercise of others or the exercise thereof against Debtor, any other Persons or any other Collateral, all of which shall be cumulative. No act, failure or delay by the Secured Party shall constitute a waiver of any of its rights and remedies. No single or partial waiver by the Secured Party of any provision of the Loan Documents, or of any breach or default thereunder, or of any right or remedy which the Secured Party may have shall operate as a waiver of any other provision, breach, default, right or remedy or of the same one on a future occasion.

SECTION 7:     MISCELLANEOUS.
               -------------

     7.1 Deposits As Collateral; Set-Off. Any and all deposits, Deposit Accounts, and other sums at any time credited by or due to the Debtor from the Secured Party or any of its banking or lending affiliates or any Person acting as a participant under any loan arrangement between the Secured Party and the Debtor, and any cash, certificates of deposit, securities, instruments, documents, policies and certificates of insurance, goods, Accounts, choses in action, Chattel Paper, and other property of the Debtor in the possession or control of, or in transit to or from, the Secured Party, or any of its banking or lending affiliates, or any Person acting as a participant under any loan arrangement between the Secured Party and the Debtor, or any Person acting on the Secured Party's behalf, regardless of the reason the Secured Party, or such other Person, receives, received or is to receive the same (whether in pledge, or for safekeeping, or as agent for collection or transmission or otherwise) and regardless of whether the Secured Party has conditionally released the same, shall at all times constitute part of the Collateral (and Debtor hereby grants a continuing security interest therein) for any and all Obligations, and may be applied or set off against such Obligations at any time after the occurrence, and during the continuance of an Event of Default, whether or not demand for payment of the Obligations has been made or whether or not other collateral is available to the Secured Party; provided that nothing contained herein shall be deemed to modify, limit or impair the Debtor's obligations under Article 7 of the Credit Agreement.

     7.2 Survival of Covenants; Binding Effect. All agreements, representations, covenants and warranties made by the Debtor in this Agreement, the other Loan Documents, or in any certificate or other document delivered to the Secured Party in connection herewith shall survive the termination of this Agreement and survive the execution and delivery of this Agreement, and shall remain in full force and effect until all Obligations to the Secured Party have been paid in full and satisfied, and the security interest, Lien and rights granted to the Secured Party in any Collateral and its rights and remedies hereunder and under the other Loan Documents shall continue in full force and effect, notwithstanding the fact that Loans may, from time to time, be in a zero or credit position, until all Obligations have been satisfied. All the terms and provisions of this Agreement and the other Loan Documents shall be binding upon, inure to the benefit of and be enforceable by and against the parties hereto and their respective successors and assigns.

     7.3 Prior Discussions; Amendments in Writing; Counterparts; Filing As Financing Statement. This Agreement and all other Loan Documents incorporate all discussions and negotiations between the Debtor and the Secured Party, either express or implied, concerning the matters included herein and therein, any custom, usage or other writing to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions of the Loan Documents. This Agreement may be amended or modified only in writing signed by the parties hereto, and in the case of the Secured Party signed by a duly authorized officer thereof. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument. Any proof of this Agreement shall require production of only one such counterpart. A carbon, photographic or other reproduction of this Agreement or of any financing statement executed to perfect the security interest created herein may be filed as a financing statement under the UCC (or under the Uniform Commercial Code in effect in any jurisdiction outside Massachusetts).

     7.4 General Indemnification. In addition to any indemnification provided in the Credit Agreement, Debtor shall, and does hereby, indemnify and save the Secured Party harmless from (and agrees to defend the Secured Party from) any and all liabilities, damages, costs, losses and expenses (including court costs and attorney's reasonable fees and expenses) that the Secured Party may sustain or incur by reason of, relating to or arising out of the preparation of this Agreement, the defending or protecting of any Collateral or the priority of Secured Party's interest therein, or in collecting or enforcing the Obligations, or in enforcing any of Secured Party's rights or remedies, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with this Agreement, any of the other Loan Documents, the Obligations, the Collateral, or on account of the Secured Party's relationship with the Debtor, or any other Person responsible for any of the Obligations (each of which may be defended, compromised, settled or pursued by the Secured Party with counsel of Secured Party's selection, at the expense of the Debtor) except for such claims which have been determined by a court of competent jurisdiction to have arisen out of the Secured Party's actual bad faith, gross negligence, or willful misconduct. The within indemnification shall survive termination of this Agreement. The Debtor's obligations under this subsection constitute part of the Obligations secured by the security interest created by this Agreement.

     7.5 Destruction of Documents; Receipt of Copy. This Agreement and all other Loan Documents may be reproduced by the Secured Party by any photographic, photostatic, microfilm, or similar process, and the Secured Party may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Debtor acknowledges receipt of a true, correct and complete copy or counterpart of this Agreement.

     7.6 Application of Proceeds. The Secured Party shall apply (or change any application previously made of) the proceeds of any collection, sale or other disposition of the Collateral, or of any other payments received hereunder, toward the Obligations in such order and manner as the Secured Party, in its sole discretion, shall determine, any statute (the application of which may be waived or modified by agreement), customs or practices to the contrary notwithstanding. The Debtor shall remain liable to the Secured Party for any deficiency remaining following such application.

     7.7 Severability. If any provision of this Agreement or any of the other Loan Documents, or any portion of such provision, or the application thereof to any Person or circumstance, shall to any extent be prohibited or held invalid or unenforceable, the remainder of this Agreement and the other Loan Documents or the remainder of such provision and the application thereof to other Persons or circumstances (other than those as to which it is prohibited or held invalid or unenforceable) shall not be affected thereby, and each term and provision hereof and of the other Loan Documents shall be valid and enforced to the fullest extent permitted by law. To the extent permitted by law, the parties hereto waive any provision of law which renders any such provision or the application thereof to any Person or circumstance prohibited, invalid or unenforceable in any respect.

     7.8 Headings. Headings appearing in this Agreement are intended for convenience only and do not constitute, and shall not be interpreted to be, a part of this Agreement.

     7.9 Governing Law; Jurisdiction. This Agreement is executed and delivered in The Commonwealth of Massachusetts, and for all purposes shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of law provisions thereof. The Debtor submits itself to the non-exclusive jurisdiction of the Courts of The Commonwealth of Massachusetts for all purposes with respect to the Loan Documents and the Debtor's relationship with the Secured Party.

     7.10 Interpretation of Agreement. Should any provision of this Agreement or the other Loan Documents require interpretation or construction, it is agreed by the parties hereto that the court, administrative body, or other entity interpreting or construing this Agreement or the other Loan Documents shall not apply a presumption that the provisions thereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agents prepared the same, it being agreed that the parties or their respective attorneys and agents have fully participated in the preparation of all provisions of this Agreement and the other Loan Documents.

     Executed as an instrument under seal as of the day and year first stated above.

                                   Debtor:   DESIGNS, INC.


/s/ Carolyn R. Faulkner            By: /s/ Joel H. Reichman
-----------------------------          ---------------------------------
Witness to Debtor
                                   Print Name: Joel H. Reichman
                                               -------------------------

                                   Title: President and Chief Executive Officer
                                          -------------------------------------

                                   Secured Party: BANKBOSTON, N.A.


/s/ Alexandra A. Burke             By: /s/ Gisela A. LoPiano
-----------------------------          ---------------------------------
Witness to Secured Party
                                   Print Name: Gisela A. LoPiano
                                               -------------------------

                                   Title: Director
                                          ------------------------------